SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                             Wireless HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-43142
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
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Item 5.      Other Events

             On May 31, 2001, the merger between VoiceStream Wireless Corporation and Deutsche Telekom AG was completed. As a result of the merger, each share of VoiceStream Wireless was exchanged for
             3.6693 Deutsche Telekom shares. The share amount of Deutsche Telekom represented by a round-lot of 100 Wireless HOLDRS is now 18.4841.

             On April 25,2001, Crown Castle International Corp. began trading on the New York Stock Exchange under the signed symbol "CCI". Crown Castle was previously quoted on Nasdaq NMS under the symbol "CCI".



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits


             (c)  Exhibits


                  99.1 Wireless HOLDRS Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated October 31, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


Date:  August 17, 2001                     By: /s/ STEPHEN G. BODURTHA
                                               -----------------------------
                                               Name:  Stephen G. Bodurtha
                                               Title: Attorney-in-Fact

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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Wireless HOLDRS(SM) Trust Prospectus Supplement dated June 30, 2001 to Prospectus dated October 31, 2000.

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